UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2014

CENTRAL FEDERAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

_______________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 21, 2014, the purpose of which was to consider and vote upon the individual matters as described below.  The results of the voting were as follows:

1.	A vote was taken on the election of two directors for three-year terms expiring in 2017. Results of the voting were as follows:

Nominee	For	Votes Withheld	Broker Non-votes
Robert E. Hoeweler	6,030,609	1,427,724	6,324,628
Robert H. Milbourne	5,890,816	1,567,517	6,324,628

2.	The approval of a non-binding advisory resolution to vote on the compensation of executives as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-votes
5,945,198	1,485,197	27,938	6,324,628

3.	Ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-votes
11,814,068	1,967,381	1,512	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: May 22, 2014	By:	/s/ John W. Helmsdoerfer
John W. Helmsdoerfer, CPA
Chief Financial Officer